
WORLDWIDE STAGES
INVEST IN THE NEXT GENERATION OF ENTERTAINMENT
A Game-Changing Opportunity in the Entertainment Production Industry
Why Are Major Stars Flocking to Worldwide Stages?
Invest in Worldwide Stages, the Future of Feature Film, TV broadcast/streaming, and Music Production
JOIN INVESTOR WAITLIST
INVEST IN WORLDWIDE STAGES
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
www.invest.worldwidestages.com

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Seize a game-changing opportunity in the entertainment industry! Join Worldwide Stages in creating a legacy by revolutionizing Feature Film, TV broadcast, and Music Production. Be part of the magic—join our Investor Waitlist and join us in the incredible journey ahead! {Link}

#WorldwideStages #InvestmentOpportunity #EntertainmentIndustry


WORLDWIDE STAGES
Fuel the Entertainment Industry's Evolution to New Heights
Help elevate entertainment production to new heights by joining the Worldwide Stages investment community.
JOIN INVESTOR WAITLIST
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
www.invest.worldwidestages.com

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Worldwide Stages invites you to be a trailblazer in the entertainment industry. Sign up now to ignite the production revolution and leave an indelible mark. Join us at the forefront of the Creative Revolution! Don't miss out—join our Investor Waitlist Now {Link}

#InvestInEntertainment #WorldwideStages #CreativeRevolution


Pioneering the Next Generation of
Soundstage And Production Facilities
A-List soundstages for A-list productions with expansive footprint for Feature Film, TV Broadcast/Streaming and Music Production.
"Music Row" quality recording studio with two master control booths and a private 70 seat theater onsite.
WORLDWIDE STAGES
Full complement of concierge services, with green rooms and production spaces decorated by feature film set designers.
Special effects stages, green screens, floor drains for water effects, and pyro-tested.
Onsite medic and full-time armed guards augmented by over 90 facial recognition cameras to keep every production safe and secure.
Thousands of square feet of storage, mill-shop, and ancillary production space with acres of parking with direct access to four lane divided highways.
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
www.invest.worldwidestages.com

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Join Worldwide Stages in transforming the the entertainment industry! Elevate your portfolio and tap into the insatiable appetite of consumers for entertainment content. Join Our Investor Waitlist. {Link}

#InvestmentGrowth #WorldwideStages #TechRevolution #PortfolioDiversity


WORLDWIDE STAGES
A Thriving Market with Immense Growth Potential
Feature Film, Broadcast TV/Streaming, & Music.
The global entertainment industry is experiencing unprecedented expansion, driven by increasing demand for original content, the rise of streaming platforms, and the surge in music touring and live music performance.
By investing in Worldwide Stages, you are attempting to position yourself at the epicenter of this booming market, capitalizing on the insatiable appetite of consumers for entertainment content and of production companies to gain a competitive advantage by producing original content.
JOIN INVESTOR WAITLIST
INNOVATION
GLOBAL REACH
OUR IMPACT
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.
www.invest.worldwidestages.com

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The global entertainment market is set to skyrocket to a staggering $2.9 trillion by 2026! Don't let the chance to participate in this growth slip through your fingers. Seize the moment and ride the wave of this booming industry. Act now and join out Investor Waitlist! {Link}

#EntertainmentMarket #SeizeTheMoment #InvestmentOpportunity #WorldwideStages


WORLDWIDE STAGES
Revolutionizing Entertainment Production
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

Hello $[UD:FIRST_NAME||]$,

Welcome to Worldwide Stages! We're thrilled to introduce you to our groundbreaking company whose goal is to revolutionize the entertainment production industry.

Did you know that major entertainment production companies have challenges finding appropriate production facilities? Worldwide Stages goal is to provide those facilities and capitalize on the unprecedented growth of the entertainment production industry with the right product, at the right time, in the right location.

Our state-of-the-art soundstage and production facilities are designed to cater to diverse needs across feature film, TV broadcast/streaming, music and corporate production.

Our mission is to empower creators to bring their visions to life with unprecedented quality, efficiency, and ease. Stay tuned for our next email, where we'll discuss the challenges currently facing the entertainment production industry and how Worldwide Stages is the solution the industry has been waiting for.

Ready to invest in the future of entertainment? Download our investor presentation below and stay tuned for more updates on how to join this exciting venture.

Join us as we revolutionize the entertainment production industry.

Best Regards,

Kelly Frey, CEO
Worldwide Stages

Download Investor Presentation

WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING

INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.


WORLDWIDE STAGES
INVEST IN THE NEXT GENERATION OF ENTERTAINMENT
Pioneering the Next Generation of Soundstage And Production Facilities
HOW DOES WORLDWIDE STAGES PRIORITIZE SAFETY, SECURITY, AND QUALITY?
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

Hello $[UD:FIRST_NAME||]$,

Today, we're excited to share how Worldwide Stages prioritizes safety, security, and quality.

With over 320,000 square feet of production level activities, our state-of-the-art facilities are designed with the latest safety standards in mind, ensuring that both crews and talent can work confidently in a secure environment. With our unparalleled production facilities, we're raising the bar for the entire industry with:

- Onsite medic and full-time armed guards augmented by over 90 facial recognition cameras to keep every production safe and secure.
- A-list soundstages for A-list productions with expansive footprint for Feature Film, TV Broadcast/Streaming, and Music Production.
- "Music Row" quality recording studio with two master control booths and a private 70-seat theater onsite.
- Thousands of square feet of storage, mill-shop, and ancillary production space, plus acres of parking with direct access to four-lane divided highways.
- Special effects stages, green screens, floor drains for water effects, and pyro-tested.
- Full complement of concierge services, with green rooms and production spaces decorated by feature film designers.

Stay tuned for our next email, where we'll dive into the market opportunity and share some impressive data points about the entertainment industry's growth.

Ready to be a part of the change? Download our investor presentation below.

Best Regards,

Kelly Frey, CEO
Worldwide Stages

Download Investor Presentation

WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE

COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.


WORLDWIDE STAGES
A Thriving Market with Immense Growth Potential
HOW THE DOES THE BOOMING ENTERTAINMENT INDUSTRY PRESENT A UNIQUE INVESTMENT OPPORTUNITY WITH WORLDWIDE STAGES?
WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

Hello $[UD:FIRST_NAME||]$,

Now it's time to take the next step and join the Worldwide Stages investor community. By investing in our company, you'll be part of a transformative movement whose goal is to revolutionize the entertainment production industry.

Here's a few reasons why investing in Worldwide Stages is great for your portfolio:

1. According to the Motion Picture Association (MPA), global box office revenues reached **$42.5 billion in 2019**, an all-time high, with no signs of slowing down, post-pandemic.
2. **Rapid production growth:** Between 2010 and 2015, Music City USA saw a staggering **200% increase in entertainment productions**, reflecting the city's expanding infrastructure and appeal to the industry.
3. **Employment opportunities:** The Music City USA entertainment industry supports more than **56,000 jobs**, offering a diverse talent pool and skilled professionals for Worldwide Stages to tap into.
4. **Business growth:** With a **48.5% increase in entertainment establishments** between 2006 and 2016, Music City's flourishing entertainment sector provides a strong foundation for Worldwide Stages' growth and success.
5. **Tax incentives:** Tennessee's competitive tax incentives, including up to **30% in cash rebates** for qualified productions, plus Tennessee's new franchise and excise tax credit, make Music City USA an attractive destination for producers, studios, and investors.

By investing in Worldwide Stages, you'll be positioning yourself at the forefront of not only Music City USA's thriving entertainment industry, but capitalizing on it's growth and potential. Don't miss out on this unique opportunity to invest in the future of entertainment production.

Ready to make a difference in the global entertainment industry? Download our investor presentation below.

Best Regards,

Kelly Frey, CEO
Worldwide Stages

Download Investor Presentation

WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

Connect with Us

Website Instagram Facebook Twitter LinkedIn Email


WORLDWIDE STAGES
Feature Film, Broadcast TV/Streaming & Music
INNOVATION
GLOBAL REACH
OUR IMPACT
WHAT DOES INVESTING IN WORLDWIDE STAGES MEAN FOR YOU?

Hello $[UD:FIRST_NAME||]$,

As we mentioned in previous emails, the entertainment industry is experiencing unprecedented growth. The global market is projected to reach **$2.6 trillion by 2023**, with streaming alone valued at **$184.3 billion in 2021**.

The global entertainment industry is experiencing unprecedented expansion, driven by increasing demand for original content, the rise of streaming platforms, and the surge in music touring and live music performance.

By investing in Worldwide Stages, you are attempting to position yourself at the epicenter of this booming market, capitalizing on the insatiable appetite of consumers for entertainment content and of production companies to gain a competitive advantage by producing original content.

In our next email, we'll discuss how Music City USA is quickly becoming a major entertainment production hub in the US.

Don't miss out on this incredible opportunity! Download our investor presentation today.

Best Regards,

Kelly Frey, CEO
Worldwide Stages

Download Investor Presentation

WORLDWIDE STAGES, INC. (THE "COMPANY") IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

Connect with Us

Website Instagram Facebook Twitter LinkedIn Email

WORLDWIDE STAGES

INVEST IN THE NEXT GENERATION OF THE ENTERTAINMENT INDUSTRY

A Game-Changing Opportunity in the Entertainment Production Industry

Production companies are trying to satisfy the insatiable desire of their customers for entertainment. The problem is that it has become challenging to find production facilities available to meet this industry demand. Worldwide Stages goal is to provide those facilities and capitalize on the unprecedented growth of the entertainment production industry with the right product, at the right time, in the right location. Join us as we revolutionize the entertainment production industry.

Scroll through this presentation to learn more about the investment opportunity in Worldwide Stages and and see how you can join a community of stakeholders who share a new vision for the future of entertainment production.

JOIN INVESTOR WAITLIST >

WORLDWIDE STAGES

WORLDWIDE STAGES IS "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933.

THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES.

AT THIS TIME, NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED BY THE COMPANY FOR THE OFFERING, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED BY THE COMPANY AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED BY THE COMPANY UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC.

ANY OFFER TO PURCHASE THE COMPANY'S SECURITIES MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST IN THE OFFERING INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND.

FORWARD-LOOKING STATEMENTS

Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. The words "may," "will," "anticipate," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "may" and "intend," as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. Additional factors which could affect the forward looking statements can be found in our Offering Statement on Form 1-A (and the offering circular contained therein) when it is filed with the SEC. Copies of those materials also will be available on our website: www.worldwidestages.com. We disclaim any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

You should assume that all numbers presented are unaudited unless otherwise noted.

WORLDWIDE STAGES

BE A PART OF THE FUTURE

Invest in the Next Generation of the Entertainment Industry

Own a Piece of a Hollywood-style Movie Studio Complex:

- 7,500,000 Class B Common shares/41.1% of Company
- $10/share
- Min investment $1,000

Substantial portion of investment proceeds go to build out soundstages that are intended to increase revenues and the book value of the company.







OUR VISION AND MISSION

320,000 square feet of current production space. And it's only the beginning.

Your investment will be used to substantially increase our production capacity, increasing our capital value and helping to unlock new revenue opportunities. The Company feels that its deep industry relationships are a competitive advantage, which may offer an attractive investment opportunity with strong potential for returns. When you invest, you join a community of stakeholders who share a new vision for the future of entertainment production and are poised to reap the rewards of our success.



Current Worldwide Stages Production Space



Future Worldwide Stages Production Space

A THRIVING MARKET WITH IMMENSE GROWTH POTENTIAL

Feature Film, Broadcast TV/Streaming, and Music

The global entertainment industry is experiencing unprecedented expansion, driven by increasing demand for original content, the rise of streaming platforms, and the surge in music touring and live music performance.

By investing in Worldwide Stages, you are attempting to position yourself at the epicenter of this booming market, capitalizing on the insatiable appetite of consumers for entertainment content and of production companies to gain a competitive advantage by producing original content.









The Worldwide Stages Difference

WORLDWIDE STAGES

THE DIFFERENCE

Worldwide Stages establishes a new standard in the entertainment production space, offering not just traditional soundstage and production facilities, but an immersive, 5-star concierge service to A-list entertainment professionals. Typical guest comment: "Once you produce at Worldwide Stages, you will never go anywhere else."

A GLOBAL REACH

Our clients are world-class, A-list entertainment professionals who position us to tap into global markets and capitalize on opportunities across the full spectrum of the global entertainment production industry.

A LOCAL ADVANTAGE

With one of the most influential leaders in Nashville serving as CEO, Worldwide Stages has the right relationships and the right product to serve the massive influx of creative capital into what is already one of the most creative cities in the USA.

The Future of Worldwide Stages


STAGE 01
STAGE 02
STAGE 03
STAGE 04

INVEST IN THE NEW WAVE OF THE ENTERTAINMENT INDUSTRY

Pioneering the Next Generation of Soundstage and Production Facilities

WORLDWIDE STAGES

A-list soundstages for A-list productions with expansive footprint for Feature Film, TV Broadcast/Streaming, and Music Production.

"Music Row" quality recording studio with two master control booths and a private 70-seat theater onsite.

Full complement of concierge services, with green rooms and production spaces decorated by feature film set designers.

Special effects stages, green screens, floor drains for water effects, and pyro-tested.

Onsite medic and full-time armed guards augmented by over 90 facial recognition cameras to keep every production safe and secure.

Thousands of square feet of storage, mill-shop, and ancillary production space, plus acres of parking with direct access to four-lane divided highways.





WORLDWIDE STAGES

THE DEMAND

Why are Major Stars Flocking to Worldwide Stages?

Worldwide Stages offers 320,000 square feet of dazzling production space for the feature film, broadcast TV/streaming, and music industry to create unforgettable projects. Even before it opened Worldwide Stages hosted major stars like Kane Brown, Thomas Rhett, Katy Perry and Reese Witherspoon, to name just a few.

Behind its walls is a cornucopia of soundstages, studios and amenities that allows artists and their production teams to enjoy an extraordinary environment where their creative visions can come to life. "Award-winning actress Nicole Kidman starred in and co-produced her new thriller , "Holland, Michigan," at Middle Tennessee's Worldwide Stages this year- and it won't be her last project filmed here."

https://livability.com/tn/spring-hill/love-where-you-live/why-are-major-stars-flocking-to-spring-hill-tn/

https://www.bizjournals.com/nashville/news/2023/05/10/nicole-kidman-bolsters-tennessees-film-industry.html



WORLDWIDE STAGES

WHY WE ARE DIFFERENT

Fuel the Entertainment Industry's Evolution to New Heights

At Worldwide Stages, we recognize the challenges that the entertainment production industry faces and are dedicated to providing innovative solutions that revolutionize the creative process. By offering cutting-edge facilities, prioritizing safety, and reducing the need for costly relocations, we empower creators to focus on what truly matters — their creative vision. Help elevate entertainment production to new heights by joining the Worldwide Stages investment community.

https://www.forbes.com/sites/pamwindsor/2022/08/31/darius-rucker-shares-stories-behind-some-of-his-greatest-hits-on-new-cmt-storytellers/?sh=77df9f8782a4

Management Team

WORLDWIDE STAGES



KELLY FREY

CHAIRMAN OF THE BOARD, PRESIDENT & CHIEF EXECUTIVE OFFICER

Recently recognized by the Nashville Post as one of the most influential people in Nashville, Kelly was selected as a Fellow of the World Technology Network "for work deemed most likely to be of long-term significance" (other Fellows include Jeff Bezos and Elon Musk) and served as Past President of the Nashville Film Festival and Past Chair of the Greater Nashville Arts & Business Council (along with his current position on the board of the Nashville Opera). Kelly has executive produced a number of feature films and is a member of The National Academy of Television Arts & Sciences (The Emmy's), serving as judge for numerous Emmy competitions.

https://www.linkedin.com/in/kellyfreysrinfluencer/

Board of Directors



Alandis Brassel

Director

- Entertainment and Intellectual Property Attorney
- Assistant Professor of Music Business at the University of Memphis; Former Adjunct Law Professor Belmont University
- Former Counsel for US Representative Jim Cooper (TN-05) & audio engineer with Bloomberg News
- Former Program Director for the Arts & Business Council of Greater Nashville



Keith Darcy

Director

- Board Member - Notre Dame Deloitte Center for Ethical Leadership; former board seats with E*Trade Bank, New York National Bank, and the Center for Ethics at Emory University
- Advisor to Abu Dhabi sovereign wealth fund
- Former Chairman of the Better Business Bureau Foundation, New York.
- Chair of the Global Center for Ethics and Social Responsibility at St. Thomas Aquinas College



Doug Vander Weide

Director

- Certified Financial Planner
- CEO and Owner of Valiant Wealth
- Board of Directors Regenxx Corporation; prior board member Data Builder, Inc. and Emerging Growth Group



Pete Fisher

Director

- Former General Manager of Grand Ole Opry
- Former CEO of the Academy of Country Music
- Producer 52nd, 53rd, and 54th ACM Awards for CBS
- Grammy nomination for "Best Music Film"
- Former Board Member National Academy of Recording Arts and Sciences; Former Chair, Board of Trust, Middle Tennessee State University

WORLDWIDE STAGES

The U.S Film, TV and Music Market Size Opportunity

$91.83 billion

as of 2022

The U.S. Film industry market size.

$63.2 Billion

as of 2022

The U.S. TV Broadcasting industry market size.

$43 billion

as of 2022

The U.S. Music industry market size.

https://www.zippia.com/advice/media-and-entertainment-industry-statistics/#:~:text=The%20U.S.%20Media%20and%20Entertainment%20industry%20accounts%20for,to%20experience%20a%20CAGR%20of%208.9%25%20through%202030.

Entertainment Industry Market



The U.S. Film, TV and Music Market Size
Annual Market Size (In billions)
$400
$300
$200
$100
$0
$267.5B
$274.5B
$284.9B
$299B
$309.9B
$325.1B
$335.5B
$347.5B
$221.1B
$275.5B
$307.6B
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

https://www.zippia.com/advice/media-and-entertainment-industry-statistics/#:~:text=The%20U.S.%20Media%20and%20Entertainment%20industry%20accounts%20for,to%20experience%20a%20CAGR%20of%208.9%25%20through%202030.

WORLDWIDE STAGES

Streaming: The Next Generation of Entertainment Content

Streaming services are by far the largest sector of the U.S. Media and Entertainment industry. In total, annual video revenue is projected to reach $316.1 billion in 2023 and is poised to reach $462.9 billion by 2027.

WORLDWIDE STAGES



Streaming Services
Cable TV
Network TV
Neither
Gen Z (18-20)
77
9
6
7
Millennials (25-39)
74
16
5
6
Gen X (40-54)
66
21
5
8
Baby Boomers (55+)
40
38
7
15
0
25
50
75
100
% Who Watch That Platform The Most

https://www.zippia.com/advice/media-and-entertainment-industry-statistics/#:~:text=The%20U.S.%20Media%20and%20Entertainment%20industry%20accounts%20for,to%20experience%20a%20CAGR%20of%208.9%25%20through%202030.

WORLDWIDE STAGES

The Epicenter of a Thriving Market

The market opportunity is tremendous and Worldwide Stages is poised to continue to grow and become the heart of feature film, broadcast TV/steaming, and music production in Music City USA.

Investors will be part of a transformative movement that is revolutionizing the entertainment production industry.

The global market for entertainment is projected to reach $2.6 trillion by 2023, with streaming alone valued at $184.3 billion in 2021.

Worldwide Stages is at the epicenter of this thriving market.

Join us!



WORLDWIDE STAGES

Contact Us

Mailing Address

5000 Northfield Lane
Spring Hill, TN 37174

Phone

615.314.5900

Email

info@worldwidestages.com

Investors

https://invest.worldwidestages.com/#


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WORLDWIDE STAGES